Exhibit 99.906

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Funds Series Trust (the “Fund”) for the fiscal year ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), Mary Ann Brown as Chief Executive Officer of the Fund and Brian D. Klemens, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.

Date:	May 28, 2015

/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer, Pacific Funds Series Trust

/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and
Accounting Officer), Pacific Funds
Series Trust